Exhibit 99.1

China Security & Surveillance Technology, Inc. Announces Filing of
Definitive Proxy Statement

SHENZHEN, China, August 11, 2011 /PRNewswire-Asia/ -- China Security & Surveillance Technology, Inc. (“CSST” or the “Company”) (NYSE:CSR), a leading integrated surveillance and safety solutions provider in the P.R.C., today announced that it has filed with the Securities and Exchange Commission (“SEC”) the definitive proxy statement in connection with the previously announced merger under the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 3, 2011, by and among Rightmark Holdings Limited, a British Virgin Islands company ("Parent"), Rightmark Merger Sub Limited, a Delaware corporation and a wholly owned, direct subsidiary of Parent ("Merger Sub"), the Company and Mr. Guoshen Tu (solely for the purpose of Section 6.15 of the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent. If completed, the proposed merger would result in the Company becoming a privately held company and its common stock would no longer be listed on the New York Stock Exchange. CSST public stockholders will be entitled to receive $6.50 per share in cash, without interest.

The annual meeting of stockholders (“AGM”) to consider and vote upon, among other things, the Merger Agreement and the merger has been scheduled for Wednesday, September 14, 2011, at 10:00 a.m., Hong Kong time, at the Company's office at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen 518034, the People's Republic of China. CSST stockholders of record at the close of business, New York time, on Friday, August 5, 2011, will be entitled to vote at the AGM.

A special committee of the Company’s Board of Directors ("Special Committee"), consisting entirely of independent directors, unanimously determined that the Merger Agreement and the transactions contemplated thereby were advisable, fair to and in the best interests of the Company as a whole and its unaffiliated stockholders and recommended that the Board of Directors approve and declare the Merger Agreement and the transactions contemplated thereby advisable, fair to and in the best interests of CSST as a whole and its unaffiliated stockholders. The Board of Directors, after careful consideration, and acting on the unanimous recommendation of the Special Committee, unanimously approved and declared the Merger Agreement and the transactions contemplated thereby advisable, fair to and in the best interests of CSST as a whole and its unaffiliated stockholders. The Board of Directors and Special Committee of CSST both recommend that all CSST stockholders vote "FOR" the Merger Proposal.

The Company urges each stockholder to submit their proxy as promptly as possible. The Company will soon commence mailing of the definitive proxy materials. If you haven not received proxy materials from your broker by August 20, 2011, please call your broker to request them.

CSST stockholders are encouraged to read the Company's definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind the unanimous recommendation by the Board of Directors and the Special Committee that stockholders vote "FOR" the proposal to approve the Merger Agreement. CSST stockholders who have questions about the merger, need assistance in submitting their proxy or voting their shares should contact the Company's proxy solicitor, Okapi Partners LLC, toll-free at +1 855 208 8903, Banks and Brokers may call collect +1 212 297 0720, or e-mail to info@okapipartners.com.

Important Additional Information and Where to Find it

In connection with the proposed transaction, the Company has filed a definitive proxy statement and other relevant documents concerning the transaction with the SEC, and may file with the SEC other documents regarding the proposed transaction. The definitive proxy statement and a form of proxy will be mailed to stockholders of the Company. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT the proposed transaction, the persons soliciting proxies in connection with the proposed transaction on behalf of the Company and the interests of those persons in the proposed transaction and related matters. Stockholders will be able to obtain these documents, as well as other filings containing information about the Company, the proposed transaction and related matters, without charge, from the SEC's website (http://www.sec.gov) or at the SEC's public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People's Republic of China, 518034, telephone: (86) 755-83510888.

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from our stockholders with respect to the proposed transaction. You can find information about the Company's executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010 filed on February 28, 2011, as amended on April 29, 2011. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

This announcement is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell any securities and it is not a substitute for any proxy statement or other filings that may be made with the SEC should the proposed merger go forward.

About China Security & Surveillance Technology, Inc.
Based in Shenzhen, China, CSST designs, manufactures, sells, installs, services and monitors electronic surveillance and safety products and solutions, including related software, in China. Its customers are mainly comprised of government, commercial, industrial and education entities. CSST has built a diversified customer base through its extensive sales and service network that includes branch offices and distribution points throughout China. To learn more about the Company visit http://www.csst.com.

Safe Harbor Statement
This press release may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning expected benefits and costs of the proposed merger; management plans relating to the merger; the expected timing of the completion of the merger; the parties’ ability to complete the merger considering the various closing conditions, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements can be identified by the use of forward-looking terminology such as 'will,' 'believes,' 'expects' or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this press release. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the risk that the merger may be delayed or may not be consummated; the risk that the Merger Agreement may be terminated in circumstances that require us to pay a termination fee; the risk that if Parent breaches the Merger Agreement, the maximum amount the Company could recover from Parent is $20 million; risks related to the diversion of management's attention from our ongoing business operations; risks regarding the failure of Parent to obtain the necessary financing to complete the merger; the effect of the announcement of the proposed merger or operational activities taken in anticipation of the merger on our business relationships, operating results and business generally; the outcome of any legal proceedings that have been or may be instituted against us related to the Merger Agreement; the amount of the costs, fees, expenses and charges related to the merger; and risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of stockholder approval. For a description of additional risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov

For more information, please contact:
Company Contact:
Amy Tang
China Security & Surveillance Technology, Inc.
Tel: +86-755-8351-0888 ext.6138
Email: ir@csst.com

Investor and Media Contact:
Patrick Yu, Fleishman-Hillard Hong Kong
Tel: +852-2530-2577
Email: patrick.yu@fleishman.com